Exhibit 99.2

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Gregory C. Case
Gregory C. Case

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Lester B. Knight
Lester B. Knight

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Fulvio Conti
Fulvio Conti

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Cheryl A. Francis
Cheryl A. Francis

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Edgar D. Jannotta
Edgar D. Jannotta

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Jan Kalff
Jan Kalff

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ J. Michael Losh
J. Michael Losh

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ R. Eden Martin
R. Eden Martin

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Andrew J. McKenna
Andrew J. McKenna

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Robert S. Morrison
Robert S. Morrison

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Richard B. Myers
Richard B. Myers

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Richard C. Notebaert
Richard C. Notebaert

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ John W. Rogers, Jr.
John W. Rogers, Jr.

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Gloria Santona
Gloria Santona

Effective February 6, 2012

I hereby consent to being named as a person to become a member of the board of directors of Aon Global Limited, which will be re-registered as a public limited company incorporated under English law, in the registration statement on Form S-4 of Aon Global Limited that was filed with the Securities and Exchange Commission on January 13, 2012 and in any amendments or supplements thereto.

/s/ Carolyn Y. Woo
Carolyn Y. Woo